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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 31, 2001



                                   ElderTrust
                                   ----------
             (Exact name of registrant as specified in its charter)



           Maryland                      001-13807               23-2932973
           --------                      ---------               ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)

      101 East State Street, Suite 100, Kennett Square, Pennsylvania 19348
      --------------------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (610) 925-4200
                                                           --------------



                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets


                  On November 22, 2000, ElderTrust announced that it had reached agreements, subject to approval of the U.S. Bankruptcy Court, with Genesis Health Ventures, Inc. and The Multicare Companies, Inc., regarding the restructuring of lease and loan transactions between the entities, and that Genesis and Multicare intended to file motions with the U.S. Bankruptcy Court to obtain its approval of the agreements. Copies of these agreements previously were filed by ElderTrust as exhibits 99.4 and 99.5, respectively, to ElderTrust's Form 8-K dated November 22, 2000 filed with the SEC on December 11, 2000, and are incorporated herein by reference. The lease and loan restructurings are described in a press release issued by ElderTrust on November 22, 2000, a copy of which is filed as exhibit 99.1 to ElderTrust's Form 8-K dated November 22, 2000 filed with the SEC on December 11, 2000, and is incorporated herein by reference. Genesis and Multicare, ElderTrust's largest customers, filed for protection under Chapter 11 of the U.S. Bankruptcy Code in June 2000. On November 27, 2000, ElderTrust announced that Genesis and Multicare had filed the required motions with the U.S. Bankruptcy Court seeking the Court's approval to enter into the proposed transactions announced on November 22, 2000. On January 4, 2001, ElderTrust announced that the U.S. Bankruptcy Court had approved as filed the Company's agreements with Genesis and Multicare. The restructuring of the lease and loan transactions between the Company and Genesis and Multicare were completed on January 31, 2001.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  The required pro forma financial information giving effect to completion of the transactions previously was filed as exhibit 99.1 to the Company's Form 8-K dated November 22, 2000 filed with the SEC on December 7, 2000, and is incorporated herein by reference.


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         (c)  Exhibits.

                 Exhibit
                  Number     Exhibit Description
                  ------     -------------------

                   99.1 Press release of November 22, 2000, including pro forma financial information (incorporated herein by reference to exhibit 99.1 to ElderTrust's Form 8-K dated November 22, 2000 filed with the SEC on December 11, 2000)

                   99.2 Master Agreement with Genesis Health Ventures, Inc. (incorporated herein by reference to exhibit 99.4 to ElderTrust's Form 8-K dated November 22, 2000 filed with the SEC on December 11, 2000)

                   99.3 Master Agreement with The Multicare Companies, Inc. (incorporated herein by reference to exhibit 99.5 to ElderTrust's Form 8-K dated November 22, 2000 filed with the SEC on December 11, 2000)




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ELDERTRUST
                                                    (Registrant)


                                                    /s/ D. Lee McCreary, Jr.
                                                    ------------------------
                                                    D. Lee McCreary, Jr.
                                                    President, Chief Executive
                                                    Officer and Chief Financial
                                                    Officer




Date:  February 13, 2001








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                                INDEX TO EXHIBITS

Exhibit
Number    Exhibit Description                                          Page No.
------    -------------------                                          --------

 99.1 Press release of November 22, 2000, including pro forma financial information (incorporated herein by reference to exhibit 99.1 to ElderTrust's Form 8-K dated November 22, 2000 filed with the SEC on December 11, 2000)

 99.2     Master Agreement with Genesis Health Ventures, Inc.
          (incorporated herein by reference to exhibit 99.4 to ElderTrust's Form 8-K dated November 22, 2000 filed with the SEC on December 11, 2000)

 99.3     Master Agreement with The Multicare Companies, Inc.
          (incorporated herein by reference to exhibit 99.5 to ElderTrust's Form 8-K dated November 22, 2000 filed with the SEC on December 11, 2000)







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